EXHIBIT 32

                           Section 1350 Certification

      Pursuant to 18 U.S.C. ss. 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of DND Technologies, Inc., a Nevada corporation (the "Company"), hereby certify that:

      To my knowledge, the amended Annual Report on Form 10-KSB/A of the Company for the year ended December 31, 2002 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: January 26, 2004


                                           BY:  /s/ DOUGLAS N. DIXON
                                                --------------------------------
                                                DOUGLAS N. DIXON
                                                CHIEF EXECUTIVE OFFICER

Dated: January 26, 2004


                                           BY:  /s/ DENNIS KEY
                                                --------------------------------
                                                DENNIS KEY
                                                CHIEF FINANCIAL OFFICER